                   THIRD AMENDMENT TO CREDIT AGREEMENT

     WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership with an address at 770 N. Center Street, Versailles, Ohio 45380
(the "Borrower"), PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association with offices located at 112 West
Second Street, Dayton, Ohio 45402, THE FIFTH THIRD BANK
OF WESTERN OHIO, N.A., a national banking association with offices located at 123 Market Street, Piqua, Ohio 45356 (each individually a "Lender" and collectively "Lenders") and PNC BANK, OHIO,
NATIONAL ASSOCIATION, a national banking association as agent for the Lenders (the "Agent"), agree as follows:

     1.   RECITALS.

          1.1 The Borrower, the Agent and the Lenders entered into a Credit Agreement dated June 13, 1994, which Credit Agreement was subsequently amended by an Amendment to Credit Agreement dated March 31, 1995 and a Second Amendment to Credit Agreement dated April 20, 1995 (collectively, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Credit Agreement.

          1.2 The Borrower, the Agent and the Lenders desire to further amend the Credit Agreement.

     2.   AMENDMENTS.

          2.1 Section 2.1(c) of the Credit Agreement is amended effective as of July 1, 1995 by deleting "0.50% above the Prime Rate" from the first sentence thereof and inserting "one percent (1.0%) plus the Prime Rate" in its place.

          2.2 Section 2.1(e) of the Credit Agreement is hereby amended by deleting "July 1, 1995" from the first sentence thereof and inserting "October 1, 1995" in its place.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and Agent to enter into this Third Amendment to Credit Agreement (this
"Amendment"), the Borrower represents and warrants as follows:

          3.1 The representations and warranties of the Borrower contained in Section 3 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Amendment.

          3.2 No Event of Default (as such term is defined in Section 8 of the Credit Agreement), or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default, exists on the date hereof.

          3.3 The person executing this Amendment is a duly elected and acting officer of the Borrower and is duly authorized by the Board of Directors of the Borrower to execute and deliver this Amendment on behalf of the Borrower.

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     4.   CONDITIONS. The consent of Agent and the Lenders to this
Third Amendment is subject to the following conditions:

          4.1 The Agent shall have been furnished copies, certified by the Secretary or Assistant Secretary of the Borrower, of resolutions of the Board of Directors of the Borrower authorizing the execution of this Amendment and all other documents executed in connection herewith.

          4.2 The representations and warranties of the Borrower in Section 3 of this Amendment shall be true and accurate.

     5. GENERAL.

          5.1 Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

          5.2 Nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lender under or with respect to the Loans, the Credit Agreement, as amended, the Notes, as amended, the Security Documents, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Loans.

          5.3 This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

          5.4 All representations, warranties and covenants made by the Borrower herein will survive the execution and delivery of this Amendment.

          5.5 This Amendment will in all respects be governed by and construed in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed by their respective duly authorized representatives this 11 day of July, 1995.

                                   BORROWER:

                                   WHITEFORD FOODS VENTURE, L.P.,
                                   a Texas limited partnership

                                     By: G/W FOODS, INC.,
                                         a Texas corporation,
                                         as general partner


                                     By: /s/ ALBERT D. GREENAWAY
                                        ----------------------------

                                     Print Name: ALBERT D. GREENAWAY
                                                 -------------------

                                     Title: PRESIDENT
                                            -------------------------


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                                     LENDER:

                                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                     a national banking association

                                     By: _____________________________
                                         Timothy E. Reilly
                                         Vice President

                                     LENDER:

                                     THE FIFTH THIRD BANK OF WESTERN OHIO, N.A.
                                     a national banking association


                                     By: ___________________________
                                     Print Name: ___________________
                                     Title: ________________________

                                     AGENT:

                                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                     a national banking association

                                     By: _____________________________
                                         Timothy E. Reilly
                                         Vice President

STATE OF OHIO         )
                      )SS:
COUNTY OF DARKE       )

     The foregoing instrument was acknowledged before me this 11 day of July, 1995 by Albert D. Greenaway President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                          /s/ SHARON K. HENRY
                                          _____________________________________
                                          Notary Public

                                          SHARON K. HENRY
                                          NOTARY PUBLIC, STATE OF OHIO

                                          My Commission Expires May 4, 2000
                                          Recorded In Darke County


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